Exhibit 10.47

AGREEMENT OF AMENDMENT

Dated as of December 31, 2004

Reference is made to that certain Purchase and Sale Agreement dated as of December 21, 2000 (as from time to time amended prior to the date hereof, the “Purchase Agreement”) among Federated Investors Management Company (the “Transferor”), Federated Securities Corp. (the “Distributor”), Federated Funding 1997-1, Inc. (the “Seller”), Federated Investors, Inc. (the “Parent”), Citibank, N.A., as Purchaser, and Citicorp North America, Inc., as Program Agent. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

The parties hereto agree that, effective as of the date hereof, the definition “Purchase Limit” set forth in Appendix A to the Purchase Agreement is hereby amended by replacing the amount “$150,000,000” set forth therein, with the amount “$75,000,000”.

Each of the Seller, the Distributor, the Transferor and the Parent represents and warrants that (i) this Agreement of Amendment has been duly authorized, executed and delivered by it and each of its obligations hereunder constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, and (ii) immediately after giving effect to this Agreement of Amendment and the transactions contemplated hereunder, its representations and warranties set forth in the Program Documents will be true and correct and no Event of Termination has occurred, or will result therefrom.

This Agreement of Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

THIS AGREEMENT OF AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized officers as of the date first above written.

CITICORP NORTH AMERICA, INC., as Program Agent		CITIBANK, N.A., as Purchaser

By:	/s/ Signature illegible	By:	/s/ Signature illegible
Name:		Name:
Title:		Title:

FEDERATED INVESTORS MANAGEMENT COMPANY, as Transferor		FEDERATED SECURITIES CORP., as Distributor, Principal Shareholder Servicer and Servicer

By:	/s/ Raymond J. Hanley	By:	/s/ Raymond J. Hanley
Name:	Raymond J. Hanley	Name:	Raymond J. Hanley
Title	Senior Vice President	Title:	Vice President

FEDERATED FUNDING 1997-1, INC., as Seller		FEDERATED INVESTORS, INC., as Parent

By:	/s/ Raymond J. Hanley	By:	/s/ Denis McAuley
Name:	Raymond J. Hanley	Name:	Denis McAuley
Title:	Vice President	Title:	Vice President